                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 25, 1996
                                                ------------------------------



                             NEUROGEN CORPORATION
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                  0-18311           22-2845714
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(State or other jurisdiction    (Commission          (IRS Employer
      of incorporation)         File Number)      Identification No.)


35 Northeast Industrial Road, Branford, Connecticut               06405
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    (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code    (203) 488-8201
                                                  ---------------------------



                                     None
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

          On November 25, 1996, American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division ("American Home Products"), entered into an agreement with Neurogen Corporation providing for the outlicensing to American Home Products of the world-wide commercial rights to ADCI and related compounds that Neurogen Corporation has been developing for the treatment of epilepsy and related disorders. Neurogen Corporation inlicensed ADCI from the National Institutes of Health in 1992. A copy of this agreement is attached hereto as Exhibit 10.1. In connection with entering into this agreement, Neurogen and Wyeth-Ayerst entered into the stock purchase agreement attached hereto as Exhibit 10.2.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               10.1 Licensing Agreement dated as of November 25, 1996 between American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, and Neurogen Corporation. CONFIDENTIAL TREATMENT REQUESTED.

               10.2 Stock Purchase Agreement dated as of November 25, 1996 between American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, and Neurogen Corporation. CONFIDENTIAL TREATMENT REQUESTED.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 NEUROGEN CORPORATION
                                       ----------------------------------------
                                                     (Registrant)



     March 31, 1997                              /s/ STEPHEN R. DAVIS
-------------------------              -----------------------------------------
         DATE                                     Stephen R. Davis
                                              Vice President-Finance and
                                              Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit
Number                       Exhibit
------                       -------

10.1 Licensing Agreement dated as of November 25, 1996 between American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, and Neurogen Corporation. CONFIDENTIAL TREATMENT REQUESTED.

10.2 Stock Purchase Agreement dated as of November 25, 1996 between American Home Products Corporation, acting through its Wyeth-Ayerst Laboratories Division, and Neurogen Corporation. CONFIDENTIAL TREATMENT REQUESTED.